                  TIB FINANCIAL CORP. EMPLOYEE STOCK OWNERSHIP
                           PLAN WITH 401(k) PROVISION

                                                                      EXHIBIT 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of TIB Financial Corp. on Form S-8, included in this Annual Report on Form 11-K of TIB Bank of the Keys Employee Stock Ownership Plan With 401(k) Provisions for the year ended December 31, 2002.



                                             /s/ Crowe Chizek and Company LLC
                                             --------------------------------
                                             Crowe Chizek and Company LLC

Ft. Lauderdale, Florida
June 25, 2003